EXHIBIT 99.1

Intevac, Inc. Kevin Fairbairn President and CEO

Cautionary Disclaimer During the course of this presentation, we will comment upon future events and may make projections about our future financial performance, including statements related to our expected sales, product shipments and acceptance, gross margin, operating expense, profit, cash flow and income tax expense. We will discuss our business strategy, our products, the markets our products address, our position in those markets, expected market acceptance of those products and production capacity. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; inability to achieve gross margin and expense goals and other risk factors discussed in documents filed by us with the Securities and Exchange Commission,including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements made during this presentation.

Imaging Business Equipment Business Leader in Low Light Technology Leader in Sputtering Equipment for Hard Disk Manufacturing 1991 LBO From Varian Associates Peak Revenue $124 Million in 1997 Now Delivering Next Generation Systems 2004 Expect Significant Revenue Growth Commercialized Night Vision Goggles For U.S. Army Developing Next Generation Low Light Sensors and Cameras Post 2005 Expect Significant Revenue Growth INTEVAC

Leading Provider of Hard Disk Sputtering Equipment Customers Coated Disk Aluminum or Glass Disk Intevac(r) 200 Lean Hard Disk Drive

New Applications Driving Growth In Hard Disk Market Source: Company Estimates 98 99 00 01 02 03 04 05 06 07 Server Laptop DVR Digital Music Portable Video Digital Surveillance In Car Computer Games Future Drivers Mass Market Adoption Streaming Video HDTV (5X Storage) PC Units Consumer Applications Information Technology Expansion Phase Consolidation Phase Expansion and Re-Tooling Phase

Media Technology Transition Next Generation Equipment Required Longitudinal Perpendicular <40 160 <480 Year <2002 2005 >2008 Hard Disk (GB) Process Steps Tool Capability ? 12 >12 - 20 MDP 250B ? 12 Process Stations 200 Lean 12 - 20 Process Stations N S 240 S N

Equipment Market Opportunity: $980 Million New Capacity Expansion $340 Million (76 200 Leans)* Perpendicular Media Production Starting in 2005 Retooling of Existing Installed Base $640 Million (142 200 Leans)* *Average Revenue Per System $4.5M (Includes Upgrades) Major Variables: Timing of Perpendicular Disk Drive Demand Upgrade Timing Disks/Drive Intevac Challenges: Market Share, Revenue per System and Cost By 2007, IDC Forecasts 365M Disk Drives Per Year

Leading Position in Disk Sputtering Seagate HGST Komag Showa Maxtor Fuji Hoya Fujitsu Trace Intevac 12.6 4.7 8.5 3.7 8.5 4.1 2.6 Other 8.4 11.5 7.4 9.5 1 3.2 2.8 ~50% of Disks Manufactured on Intevac Equipment Only Intevac and One Competitor Offer Perpendicular Capable Sputtering Equipment Disk Production Company Estimates / TrendFocus (Pre 200 Lean) Installed System Market Share Intevac Other

Intevac(r) 200 Lean Sputtering System Flexibility For Future Media Modular Design - simple to add additional process stations Easy to reconfigure Perpendicular capable Small footprint First Major Customer Next Generation System "Run Off" Won By 200 Lean Intevac(r) 200 Lean 200 Lean Represents Significant Portion of Q1 Backlog of $52M

Night Sky, Low-light Illumination or Self Luminescence Provides Identification 0.4 0.9 1.7 Light Wavelength (Microns) Low Light Imaging Near IR Visible Low Light Imaging Business Unique Sensors Enable Wide Range of Competitive Camera Systems Near Infrared Photocathode Technology Intevac Served Market Commercial Solid State Sensors Military Night Vision Goggles

Imaging Business Outlook U.S. & NATO Military Committed and On Schedule to Transition to Active Video Based Nighttime Imaging Systems $347M Legacy Passive System market 2004 LIVAR(r) (Long Distance Imaging) Applications Continue to Grow Intevac Unique Capabilities Offer Opportunities to Penetrate Existing Markets as Well as Create New Markets Low Light Near Infra Red Cameras (Derived from LIVAR(r)) Low cost, high performance low light cameras Military Imaging Commercial Imaging (Company Estimates) Served Available Market

Investment Highlights Major Expansion in Hard Disk Manufacturing Equipment Market Underway Market Share Leader in Disk Sputtering Equipment Competitive Next Generation Intevac(r) 200 Lean Product Providing Leading Edge Low Light Imaging Products New Management Team Drawn From Industry Leaders Sound Balance Sheet and Attractive Business Model

Intevac, Inc. Kevin Fairbairn President and CEO